UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022 (June 21, 2022)

FEUTUNE LIGHT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

48 Bridge Street, Building A

Metuchen, New Jersey 08840

(Address of principal executive offices)

909-214-2482

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Warrant and one Right	FLFVU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC
Rights, each right exchangeable for one-tenth of one (1/10) share of Class A Common Stock upon the consummation of business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 21, 2022, Feutune Light Acquisition Corporation (the “Company”) consummated an initial public offering (the “IPO”) of 9,775,000 units (the “Units”), which included 1,275,000 units issued upon the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), one redeemable warrant (the “Warrants”), each Warrant entitling the holder thereof to purchase one Class A Common Stock at an exercise price of $11.50 per share, and one right (the “Rights”), each Right entitling the holder thereof to  receive one-tenth (1/10) of one share of Class A common stock at the closing of a business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $97,750,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 498,875 units (the “Private Placement Units”) to the Company’s sponsor, Feutune Light Sponsor LLC (the “Sponsor”), and US Tiger Securities, Inc. (the “USTS”), with each unit consisting of one share of Class of Class A Common Stock, one Warrant and one Right, at an exercise price of $11.50 per unit, among which: 478,875 Private Placement Units were sold to the Sponsor and 20,000 Private Placement Units were sold to USTS, generating gross proceeds to the Company of $4,988,750. The Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor and USTS, as the holder of the Private Placement Units, has agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

The proceeds of $99,216,250 (or $10.15 per Unit) in the aggregate from the IPO and the Private Placement, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of June 21, 2022, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of June 21, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	CFO

Date: June 27, 2022

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